Exhibit 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this annual report of Call Now, Inc. (the “Company”) on Form 10-KSB for the year ended December 31, 2006, as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Thomas R. Johnson, Chief Executive Officer and Chief Financial Officer of Call Now, Inc., certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report on Form 10-KSB for the year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 26, 2007

/s/ Thomas R. Johnson
Thomas R. Johnson
Chief Executive Officer and
Chief Financial Officer